UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 30, 2003

                            STAAR SURGICAL COMPANY
            (Exact name of registrant as specified in its charter)

              Delaware                0-11634                    95-3797439
 (State or other jurisdiction) (Commission File Number)       (I.R.S. Employer
of incorporation or organization)                            Identification No.)


         1911 Walker Avenue, Monrovia, California               91016
         (Address of principal executive offices)            (Zip Code)

                                (626) 303-7902
             (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.

      (c) Exhibits

Exhibit Number    Description
--------------    -----------

     99.1         Press Release dated October 30, 2003.

     99.2 Transcript of presentation given by David Bailey and John Bily at a conference call conducted by STAAR Surgical Company on October 30, 2003.

Item 12.  Results of Operations and Financial Condition.

        On October 30, 2003, STAAR Surgical Company issued a press release announcing financial results for the third fiscal quarter of 2003. A copy is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

        On October 30, 2003, STAAR Surgical Company held an earnings conference call to discuss the financial results for the third fiscal quarter of 2003. A transcript of the presentation given by David Bailey and John Bily in the call is attached to this report as Exhibit 99.2 and is incorporated herein by this reference.

        The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.


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


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 5, 2003                 STAAR SURGICAL COMPANY

                                        By: /s/ John Bily
                                            ___________________
                                            John Bily
                                            Chief Financial Officer






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


                                Exhibit Index

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

     99.1         Press Release dated October 30, 2003.
     99.2 Transcript of presentation given by David Bailey and John Bily at a conference call conducted by STAAR Surgical Company on October 30, 2003.








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